                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                     14 1/2% SENIOR SECURED NOTES DUE 2003
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                            HARVARD INDUSTRIES, INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer relating to the tender of 14 1/2% Senior Secured Notes due 2003 (the "Old Notes") of Harvard Industries, Inc. (the "Company") made pursuant to the Prospectus, dated June, 1999 (the "Prospectus"), if certificates for Old Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Norwest Bank Minnesota, National Association (the "Exchange Agent") prior to 5:00 P.M., New York City time, on
      , 1999 (the "Expiration Date"). Such form may be delivered or transmitted by facsimile transmission (if available to such holder), mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, the Exchange Agent must receive from a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program prior to 5:00 P.M., New York City time, on the Expiration Date, a completed, signed and dated Letter of Transmittal relating to the Old Notes (or facsimile thereof or an Agent's Message (as defined in the Letter of Transmittal accompanying the Prospectus) in lieu thereof).

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                    AS EXCHANGE AGENT FOR THE EXCHANGE OFFER

           By Registered or                      By Hand Delivery or
           Certified Mail:                        Overnight Courier:                          In Person:

       Norwest Bank Minnesota,                 Norwest Bank Minnesota,                 Norwest Bank Minnesota,
         National Association                    National Association                    National Association
      Corporate Trust Operations              Corporate Trust Operations                 Northstar East Bldg.
            P.O. Box 1517                           Norwest Center                         608 2nd Ave. S.
      Minneapolis, MN 55480-1517                 Sixth and Marquette                          12th Floor
                                              Minneapolis, MN 55479-0113               Corporate Trust Services
                                                                                      Minneapolis, MN 55479-0113

By Facsimile (Eligible Institutions and Withdrawal Notices Only): (612) 667-4927
                      Confirm by Telephone: (612) 667-9764

                            ------------------------

     DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS NOTICE VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Harvard Industries, Inc., a Delaware corporation (the "Company"), in accordance with the Company's offer, upon the
terms and subject to the conditions set forth in the Prospectus dated        ,
1999 (the "Prospectus"), and in the accompanying Letter of Transmittal, receipt
of which is hereby acknowledged, $                in aggregate principal amount
of Old Notes pursuant to the guaranteed delivery procedures described in the Prospectus.

Name(s) of Record Holder(s)
                           ----------------------------------------------------
                                        (Please Type or Print)

Address
        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

Area Code & Telephone No.
                          ---------------------------

Certificate Number(s) for Old Notes (if available)
                                                  ------------------------------
Total Principal Amount Represented by Certificate(s): $
                                                        ------------------------

-------------------------------------------------------------------------------

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

-------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X
   -----------------------------------------------      -----------------------
X
   -----------------------------------------------      -----------------------
   Signature(s) of Holder(s)                            Date

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                         PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
               ----------------------------------------------------------------

               ----------------------------------------------------------------

               ----------------------------------------------------------------
Capacity:
               ----------------------------------------------------------------
Address(es):
               ----------------------------------------------------------------

               ----------------------------------------------------------------

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/ / The Depository Trust Company
   (Check if Old Notes will be tendered by book-entry transfer)

Account Number
                ---------------------------

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

                                       2

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities
Transfer Agents Medallion Program, the New York Stock Exchange Medallion
Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Old Notes into the Exchange
Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or a facsimile thereof or an Agent's
Message in lieu thereof) and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution hereof.


-------------------------------------  ----------------------------------------
            Name of Firm                        Authorized Signature

-------------------------------------  ----------------------------------------
             Address                                    Title

                                       Name:
-------------------------------------       -------------------------------
                             Zip Code           (Please Type or Print)

Area Code and Tel. No.                 Dated:
                      ---------------        ------------------------------

NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD
      NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                                       3